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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 21, 2003
Date of Report (date of earliest event reported)

Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-49799 (Commission File Number)	87-0634302 (I.R.S. Employer Identification Number)
6322 South 3000 East, Suite 100 Salt Lake City, Utah 84121 (Address of principal executive offices)
(801) 947-3100 (Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Item 5. Other Information

        The information set forth in the press release issued by Overstock.com, Inc. on August 21, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.

        (c) Exhibits.

    99.1
    Press Release issued August 21, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.
By:	/s/ David K. Chidester David K. Chidester Acting Chief Financial Officer
Date:	August 21, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued August 21, 2003.

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  Item 5. Other Information
  Item 7.
SIGNATURE
EXHIBIT INDEX